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                                                                    Exhibit 10.2

                                                        364-Day Credit Agreement

                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of July __, 2002 (this "Amendment"), to the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, dated as of November 28, 2001 (the "Credit Agreement"), among RAYTHEON COMPANY, a Delaware corporation (the "Borrower"), RAYTHEON TECHNICAL SERVICES COMPANY, a Delaware corporation, and RAYTHEON AIRCRAFT COMPANY, a Kansas corporation, each as a Guarantor (in such capacity, each a "Guarantor" and, collectively, the "Guarantors"), the several Lenders from time to time parties thereto (the "Lenders"), J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint bookrunners (in such capacity, the "Arrangers"), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the "Syndication Agent"), CITICORP USA, INC., CREDIT SUISSE FIRST BOSTON and MIZUHO FINANCIAL GROUP, as documentation agents (in such capacity, each a "Documentation Agent" and, collectively, the "Documentation Agents"), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent" and, collectively with the Syndication Agent and the Documentation Agents, the "Agents") for the Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Borrower has requested that the Lenders, and the Lenders have agreed, to extend credit to the Borrower subject to the terms and conditions contained therein;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain ways; and

     WHEREAS, the Lenders and the Borrower desire to amend the Credit Agreement in the manner specified herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2. Amendments to Section 1.01 of the Credit Agreement (Defined Terms). The definition of "Consolidated Net Income" appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing before the third clause thereof and by inserting, in lieu thereof, a comma and
(ii) by adding to the end thereof, before the period mark, the following:

     "(iv) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending June 30, 2002, such Consolidated Net Income shall be increased by an amount not to exceed $450,000,000 for such fiscal quarter, representing one-time charges to the extent recorded


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     in connection with the discontinued operations of Raytheon Engineers and
     Constructors with respect to such fiscal quarter".

          3. Waiver. The Required Lenders hereby waive compliance with Section 6.05(b) and any related Event of Default pursuant to paragraph (d) of Article VII of the Credit Agreement through the date hereof solely to the extent that the failure to comply with such provisions is remedied by the amendment contained in Section 2 hereof with respect to the definition of "Consolidated Net Income".

          4. Affirmation of Guarantee. Each Guarantor hereby consents to the foregoing amendment to the Credit Agreement set forth herein and reaffirms its obligations under the Guarantee provided by such Guarantor pursuant to Article IX of the Credit Agreement.

          5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which (i) the Borrower and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent and (ii) the Administrative Agent shall have received, for the account of each Required Lender executing this Amendment, an amendment fee equal to 0.05% of such Lender's Commitment.

          6. Representation and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as of the Amendment Effective Date that:

             (a) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects; and

             (b) No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          9. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or



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render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

          10. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                        RAYTHEON COMPANY,
                                        as the Borrower

                                        By:______________________________
                                        Name:
                                        Title:

                                        RAYTHEON TECHNICAL SERVICES COMPANY,
                                        as a Guarantor

                                        By:______________________________
                                        Name:
                                        Title:

                                        RAYTHEON AIRCRAFT COMPANY,
                                        as a Guarantor

                                        By:______________________________
                                        Name:
                                        Title:

                                        JPMORGAN CHASE BANK,
                                        as Administrative Agent and as a Lender

                                        By:______________________________
                                        Name:
                                        Title:





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                                           BANK OF AMERICA, NATIONAL ASSOCIATION
                                           as a Lender

                                           By:______________________________
                                           Name:
                                           Title:




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                                               CITICORP USA, INC.,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:





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                                               CREDIT SUISSE FIRST BOSTON,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:


                                               By:______________________________
                                               Name:
                                               Title:






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                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                          ON BEHALF OF, MIZUHO FINANCIAL GROUP,
                                          as a Lender

                                          By:______________________________
                                          Name:
                                          Title:





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                                               SOCIETE GENERALE-CHICAGO BRANCH,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:





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                                               THE BANK OF NOVA SCOTIA,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:





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                                               BARCLAYS BANK PLC,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:







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                                               BNP PARIBAS,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:











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                                               COMMERZBANK AG, NEW YORK BRANCH,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:


                                               By:______________________________
                                               Name:
                                               Title:











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                                               FLEET NATIONAL BANK,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:







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                                               WACHOVIA BANK, N.A.,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:







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                                          LEHMAN BROTHERS COMMERCIAL PAPER INC.,
                                          as a Lender

                                          By:______________________________
                                          Name:
                                          Title:

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                                          BANK OF TOKYO - MITSUBISHI, LTD.,
                                          as a Lender

                                          By:______________________________
                                          Name:
                                          Title:

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                                          BANK ONE, NA (MAIN OFFICE CHICAGO),
                                          as a Lender

                                          By:______________________________
                                          Name:
                                          Title

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                                          BAYERISCHE LANDESBANK GIROZENTRALE,
                                          CAYMAN ISLANDS BRANCH,
                                          as a Lender

                                          By:______________________________
                                          Name:
                                          Title:


                                          By:______________________________
                                          Name:
                                          Title:

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                                          CREDIT LYONNAIS NEW YORK BRANCH,
                                          as a Lender

                                          By:______________________________
                                          Name:
                                          Title:

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                                               MELLON BANK, N.A.,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:

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                                               UBS AG, STAMFORD BRANCH,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:

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                                               WESTDEUTSCHE LANDESBANK
                                               GIROZENTRALE, NEW YORK BRANCH,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:


                                               By:______________________________
                                               Name:
                                               Title:

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                                               THE BANK OF NEW YORK,
                                               as a Lender

                                               By:______________________________
                                               Name:
                                               Title:

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                                              BANCA NAZIONALE DEL LAVORO S.p.A.,
                                              New York Branch,
                                              as a Lender

                                              By:______________________________
                                              Name:
                                              Title:


                                              By:______________________________
                                              Name:
                                              Title:

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                                               MORGAN STANLEY BANK, as a Lender

                                               By:______________________________
                                               Name:
                                               Title: